SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2001


                          INTERLOTT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                       001-12986                   31-1297916
(State of Incorporation)      (Commission File Number         (I.R.S. Employer
                                                             Identification No.)

                     7697 Innovation Way, Mason, Ohio 45040
          (Address of principal executive offices, including zip code)

                                 (513) 701-7000
              (Registrant's telephone number, including area code)

Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this Current Report. The information required by Items 2 and 7(c) has been previously filed. This amended report is filed to provide the financial information required by Items 7(a) and 7(b).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of On-Point Technology Systems, Inc.

              We are including the financial statements of On-Point Technology Systems, Inc. since the lottery business acquired accounted for more than 99% of their revenue in 2000 and approximately 95% of their revenue in 1999.
              Accordingly, we do not believe that separate financial statements for the lottery division would be substantially different.

              The following financial statements of On-Point Technology Systems, Inc. are incorporated by reference from the financial statements presented in On-Point's Forms 10-KSB for the years ended December 31, 2000 and 1999 and Form 10-QSB for the quarter ended March 31, 2001, which are attached as Exhibit 99.1:

              Report of Rothstein, Kass & Company, PC
              Report of Deloitte & Touche LLP
              Consolidated Balance Sheet as of December 31, 2000 Consolidated Statements of Operations for the Years Ended December 31, 2000 and 1999
              Consolidated Statements of Shareholders' Equity for the Years
                Ended December 31, 2000 and 1999
              Consolidated Statements of Cash Flows for the Years Ended December 31, 2000 and 1999
              Notes to Consolidated Financial Statements for the Years Ended December 31, 2000 and 1999
              Report of Deloitte & Touche LLP
              Consolidated Balance Sheet as of December 31, 1999
              Condensed Consolidated Balance Sheet as of March 31, 2001
                (unaudited)
              Condensed Consolidated Statement of Operations for the Three
                Months Ended March 31, 2001 (unaudited)
              Condensed Consolidated Statement of Cash Flows for the Three
                Months Ended March 31, 2001 (unaudited)
              Notes to Condensed Consolidated Financial Statements
                (unaudited)

(b)      Pro Forma Financial Information

              The following pro forma financial statements are attached as
              Exhibit 99.2:

              Basis of Presentation
              Pro Forma Consolidated Balance Sheet as of March 31, 2001 Pro Forma Consolidated Statement of Income for the Year
                Ended December 31, 2000
              Pro Forma Consolidated Statement of Income for the Quarter
                Ended March 31, 2001


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Interlott Technologies, Inc.


                                         /s/ Dennis W. Blazer
                                         ----------------------------
                                         Dennis W. Blazer
                                         Chief Financial Officer


Date:  August 14, 2001